UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  April 25, 2014

ENERGY TELECOM, INC.
(Exact name of registrant as specified in its charter)

Florida	333-167380	65-0434332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3501-B N. Ponce de Leon Blvd., #393, St. Augustine, Florida 32084
(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 819-8995

Copy of correspondence to:

James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 5.07                      Submission of Matters to a Vote of Security Holders.

By resolution dated April 25, 2014, holders of a majority of the shares of common stock of Energy Telecom, Inc. (the “Company”) approved the following matters by written consent:

•	Elected Thomas Rickards to our Board of Directors, to hold office until his successor is elected and qualified or until his earlier resignation or removal; and

•	Adopted the Second Amended and Restated Articles of Incorporation of the Company (the “Second A&R AOI”).

Effective April 25, 2014, the Company amended its First Amended and Restated Articles of Incorporation by filing the Second A&R AOI with the Florida Secretary of State.  The Second A&R AOI provide that each share of Class B common stock is convertible into 10 shares of Class A common stock of the Company.  Previously, the Class B common stock was not convertible into Class A common stock, but was allowed to cast 10 votes per share on all matters submitted to the stockholders of the Company.  The Second A&R AOI is attached to this Form 8-K as Exhibit 3.01 and is incorporated by reference.

Item 7.01                      Regulation FD Disclosure.

In connection with the actions by written consent in lieu of a shareholder meeting, the Company will be mailing notice to all shareholders as required pursuant to Section 607.0704 of the Florida Business Corporation Act. A copy of the letter to shareholders is furnished herewith as Exhibit 99.01.

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference. This report under Item 7.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

3.01	Second Amended and Restated Articles of Incorporation of Energy Telecom, Inc, as filed with the Secretary of State of the State of Florida on April 25, 2014.

99.01	Form of letter to shareholders from the Company, dated May 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TELECOM, INC.

Dated: May 1, 2014	BY:	/s/ THOMAS RICKARDS
Thomas Rickards
Chief Executive Officer